Exhibit (g)(1)(iii)

4600 S. Syracuse St., Suite 1100 Denver, Colorado 80237 (720) 493-4256

November 30, 2015

State Street Bank and Trust Company

Channel Center

1 Iron Street

Boston, MA 02210

Attention: Gregory V. Nikiforow, Vice President

Re:	Master Custodian and Fund Accounting Agreement

Ladies and Gentlemen:

Reference is made to a Master Custodian and Fund Accounting Agreement dated January 1, 2011, as amended (the “Custodian Agreement”) by and among each registered investment management company party thereto (referred to therein as a “Fund”) and State Street Bank and Trust Company (“State Street”).

In accordance with Section 19.6, the Additional Portfolios provision, of the Custodian Agreement, the undersigned hereby requests that State Street act as Custodian for each separate series of each Fund as listed on Appendix A-1 attached hereto (“Portfolios”) under the terms of the Custodian Agreement. In connection with such request, the undersigned hereby confirms to you, as of the date hereof, its representations and warranties set forth in Section 19.7 of the Custodian Agreement.

Kindly indicate your acceptance of the foregoing by executing two (2) copies of this letter agreement, returning one and retaining one for your records.

Sincerely,

Transamerica Funds
Transamerica Series Trust
Transamerica Income Shares, Inc.
Transamerica Partners Portfolios
Transamerica Partners Funds Group
Transamerica Partners Funds Group II
Transamerica Asset Allocation Variable Funds
Transamerica Small Company Growth Liquidating Trust
Transamerica Global Allocation Liquidating Trust
Transamerica Arbitrage Strategy Liquidating Trust

By:
Name:
Title:

Agreed and Accepted:

STATE STREET BANK AND TRUST COMPANY

By:
Name:	Gunjan Kedia
Title:	Executive Vice President, Duly Authorized

Effective Date:	November 30, 2015

Exhibit (g)(1)(iii)

APPENDIX A - 1

As of November 30, 2015

TRANSAMERICA FUNDS

Fund Name
ClearTrack 2015
ClearTrack 2020
ClearTrack 2025
ClearTrack 2030
ClearTrack 2035
ClearTrack 2040
ClearTrack 2045
ClearTrack 2050
ClearTrack Retirement Income
Transamerica Asset Allocation – Conservative Portfolio
Transamerica Asset Allocation – Growth Portfolio
Transamerica Asset Allocation – Moderate Growth Portfolio
Transamerica Asset Allocation – Moderate Portfolio
Transamerica Bond
Transamerica Capital Growth
Transamerica Commodity Strategy
Transamerica Concentrated Growth
Transamerica Core Bond
Transamerica Developing Markets Equity
Transamerica Dividend Focused
Transamerica Dynamic Allocation (formerly Transamerica Tactical Rotation)
Transamerica Dynamic Income (formerly Transamerica Tactical Income)
Transamerica Emerging Markets Debt
Transamerica Emerging Markets Equity
Transamerica Enhanced Muni
Transamerica Event Driven
Transamerica Flexible Income
Transamerica Floating Rate
Transamerica Global Bond
Transamerica Global Equity (formally Transamerica Multi-Manager International Portfolio)
Transamerica Global Long/Short Equity
Transamerica Global Multifactor Macro
Transamerica Global Real Estate Securities
Transamerica Growth
Transamerica Growth Opportunities
Transamerica High Yield Bond
Transamerica High Yield Muni
Transamerica Income & Growth
Transamerica Inflation Opportunities
Transamerica Intermediate Bond
Transamerica International Equity
Transamerica International Equity Opportunities
Transamerica International Small Cap
Transamerica International Small Cap Value
Transamerica Large Cap Value

Exhibit (g)(1)(iii)

Transamerica Long/Short Strategy
Transamerica Managed Futures Strategy
Transamerica Mid Cap Growth
Transamerica Mid Cap Value
Transamerica Mid Cap Value Opportunities
Transamerica MLP & Energy Income
Transamerica Money Market
Transamerica Multi-Managed Balanced
Transamerica Multi-Manager Alternative Strategies Portfolio
Transamerica Short-Term Bond
Transamerica Small Cap Core
Transamerica Small Cap Growth
Transamerica Small Cap Value
Transamerica Small/Mid Cap Value
Transamerica Strategic High Income
Transamerica Total Return
Transamerica Unconstrained Bond
Transamerica US Growth (formerly Transamerica Diversified Equity)

TRANSAMERICA SERIES TRUST

Fund Name
Transamerica AB Dynamic Allocation VP
Transamerica QS Investors Active Asset Allocation - Conservative VP (formerly Transamerica Aegon Active Asset Allocation – Conservative VP)
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP (formerly Transamerica Aegon Active Asset Allocation - Moderate Growth VP)
Transamerica QS Investors Active Asset Allocation - Moderate VP (formerly Transamerica Aegon Active Asset Allocation - Moderate VP)
Transamerica Aegon High Yield Bond VP
Transamerica Aegon Money Market VP
Transamerica Aegon U.S. Government Securities VP
Transamerica American Funds Managed Risk VP
Transamerica Asset Allocation – Conservative VP
Transamerica Asset Allocation – Growth VP
Transamerica Asset Allocation – Moderate Growth VP
Transamerica Asset Allocation – Moderate VP
Transamerica Barrow Hanley Dividend Focused VP
Transamerica BlackRock Global Allocation Managed Risk – Balanced VP
Transamerica BlackRock Global Allocation Managed Risk – Growth VP
Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP
Transamerica Clarion Global Real Estate Securities VP
Transamerica International Moderate Growth VP
Transamerica Janus Balanced VP
Transamerica Jennison Growth VP
Transamerica JPMorgan Core Bond VP
Transamerica JPMorgan Enhanced Index VP
Transamerica JPMorgan Mid Cap Value VP
Transamerica JPMorgan Tactical Allocation VP
Transamerica Legg Mason Dynamic Allocation – Balanced VP
Transamerica Legg Mason Dynamic Allocation – Growth VP

Exhibit (g)(1)(iii)

Transamerica Madison Balanced Allocation VP
Transamerica Madison Conservative Allocation VP
Transamerica Madison Diversified Income VP
Transamerica Market Participation Strategy VP
Transamerica MFS International Equity VP
Transamerica Morgan Stanley Capital Growth VP
Transamerica Morgan Stanley Mid-Cap Growth VP
Transamerica Multi-Managed Balanced VP
Transamerica Multi-Manager Alternative Strategies VP
Transamerica PineBridge Inflation Opportunities VP (formally Transamerica PIMCO Real Return TIPS VP)
Transamerica PIMCO Tactical – Balanced VP
Transamerica PIMCO Tactical – Conservative VP
Transamerica PIMCO Tactical – Growth VP
Transamerica PIMCO Total Return VP
Transamerica ProFund UltraBear VP
Transamerica Systematic Small/Mid Cap Value VP
Transamerica T.Rowe Price Small Cap VP
Transamerica Torray Concentrated Growth VP (formerly Transamerica BNP Paribas Large Cap Growth VP)
Transamerica TS&W International Equity VP
Transamerica Managed Risk – Balanced ETF VP (formerly Transamerica Vanguard ETF Portfolio – Balanced VP)
Transamerica Managed Risk – Conservative ETF VP (formerly Transamerica Vanguard ETF Portfolio – Conservative VP)
Transamerica Managed Risk – Growth ETF VP (formerly Transamerica Vanguard ETF Portfolio – Growth VP)
Transamerica Voya Balanced Allocation VP (formerly Transamerica ING Balanced Allocation VP)
Transamerica Voya Conservative Allocation VP (formerly Transamerica ING Conservative Allocation VP)
Transamerica Voya Intermediate Bond VP (formerly Transamerica ING Intermediate Bond VP)
Transamerica Voya Large Cap Growth VP (formerly Transamerica ING Large Cap Growth VP)
Transamerica Voya Limited Maturity Bond VP (formerly Transamerica ING Limited Maturity Bond VP)
Transamerica Voya Mid Cap Opportunities VP (formerly Transamerica ING Mid Cap Opportunities VP)
Transamerica Voya Moderate Growth Allocation VP (formerly Transamerica ING Moderate Growth Allocation VP)
Transamerica WMC US Growth VP (formerly Transamerica WMC Diversified Growth VP)
Transamerica WMC US Growth II VP (formerly Transamerica WMC Diversified Growth II VP)

Exhibit (g)(1)(iii)

TRANSAMERICA PARTNERS PORTFOLIOS

Fund Name
Transamerica Partners Balanced Portfolio
Transamerica Partners Core Bond Portfolio
Transamerica Partners High Quality Bond Portfolio
Transamerica Partners High Yield Bond Portfolio
Transamerica Partners Inflation-Protected Securities Portfolio
Transamerica Partners International Equity Portfolio
Transamerica Partners Large Core Portfolio
Transamerica Partners Large Growth Portfolio
Transamerica Partners Large Value Portfolio
Transamerica Partners Mid Growth Portfolio
Transamerica Partners Mid Value Portfolio
Transamerica Partners Money Market Portfolio
Transamerica Partners Small Core Portfolio
Transamerica Partners Small Growth Portfolio
Transamerica Partners Small Value Portfolio

TRANSAMERICA PARTNERS FUNDS GROUP

Fund Name
Transamerica Institutional Asset Allocation - Intermediate Horizon
Transamerica Institutional Asset Allocation - Intermediate/Long Horizon
Transamerica Institutional Asset Allocation - Long Horizon
Transamerica Institutional Asset Allocation - Short Horizon
Transamerica Institutional Asset Allocation - Short/Intermediate Horizon
Transamerica Partners Balanced
Transamerica Partners Core Bond
Transamerica Partners High Quality Bond
Transamerica Partners High Yield Bond
Transamerica Partners Inflation-Protected Securities
Transamerica Partners International Equity
Transamerica Partners Large Core
Transamerica Partners Large Growth
Transamerica Partners Large Value
Transamerica Partners Mid Growth
Transamerica Partners Mid Value
Transamerica Partners Money Market
Transamerica Partners Small Core
Transamerica Partners Small Growth
Transamerica Partners Small Value
Transamerica Partners Stock Index

TRANSAMERICA PARTNERS FUNDS GROUP II

Fund Name
Transamerica Asset Allocation - Intermediate Horizon
Transamerica Asset Allocation - Intermediate/Long Horizon
Transamerica Asset Allocation - Long Horizon
Transamerica Asset Allocation - Short Horizon

Exhibit (g)(1)(iii)

Transamerica Asset Allocation - Short/Intermediate Horizon
Transamerica Partners Institutional Balanced
Transamerica Partners Institutional Core Bond
Transamerica Partners Institutional High Quality Bond
Transamerica Partners Institutional High Yield Bond
Transamerica Partners Institutional Inflation-Protected Securities
Transamerica Partners Institutional International Equity
Transamerica Partners Institutional Large Core
Transamerica Partners Institutional Large Growth
Transamerica Partners Institutional Large Value
Transamerica Partners Institutional Mid Growth
Transamerica Partners Institutional Mid Value
Transamerica Partners Institutional Money Market
Transamerica Partners Institutional Small Core
Transamerica Partners Institutional Small Growth
Transamerica Partners Institutional Small Value
Transamerica Partners Institutional Stock Index

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Fund Name
Transamerica Asset Allocation – Intermediate Horizon Subaccount
Transamerica Asset Allocation – Intermediate/Long Horizon Subaccount
Transamerica Asset Allocation – Short Horizon Subaccount

Transamerica Income Shares, Inc.

Transamerica Small Company Growth Liquidating Trust

Transamerica Global Allocation Liquidating Trust

Transamerica Arbitrage Strategy Liquidating Trust